Exhibit 10.5

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

Memorandum of Agreement

By NS Shopping Co., Ltd and MEDIKA NATURA SDN BHD

(주)엔에스쇼핑 [COMPANY NO. [***]], 대한민국 법령에 따라 설립되었으며 대한민국 경기도 성남시 분당구 [***] (이하 “NS Shopping”라 한다)와 MEDIKA NATURA SDN BHD BHD [COMPANY NO. [***] )], 말레이시아 법률에 따라 설립되었으며 [***] 에 주소를 두고 있는 회사(이하 “Medika Natura”라 한다)는 상호 협력 및 합의 조건을 명확히 규정하기 위해 아래와 같이 Memorandum of Agreement (이하 “합의각서”라 한다)를 체결한다.

NS Shopping Co., Ltd. [COMPANY NO. [***]] a company incorporated under the laws of the Republic of Korea and having its business address at [***] (hereinafter referred to as “NS Shopping”) and MEDIKA NATURA SDN BHD [COMPANY NO. [***]] )] a company incorporated under the laws of Malaysia and having its business address [***] (hereinafter referred to as the “Medika Natura”) hereby enter into the Memorandum of Agreement (hereinafter referred to as the “Agreement”) as follows, in order to clearly define the conditions of mutual cooperation and agreement.

1. 목적

본 합의각서는 “NS Shopping”과 “Medika Natura”의 상호 협력을 통해 기능성 원료 (이하 “SKF7”) 및 이를 사용하여 제조한 제품 (이하 “제품”)의 국내 도입을 위한 식품의약품안전처(이하 “식약처”) 인증 획득과 판매를 목적으로 한다.

1. PURPOSE

This Agreement aims to obtain approval from the Ministry of Food and Drug Safety (hereinafter referred to as “MFDS”) and the subsequent sales for the introduction of a functional ingredient, (hereinafter referred to as “SKF7®”) and the product manufactured using SKF7® (hereinafter referred to as “Products”) through the mutual collaboration between NS Shopping and Medika Natura

2 . 계 약 약 관

본 계 약 기 간 동 안 양 당 사 자 는 다 음 과 같 은 역 할 , 책 임 및 의 무 를 갖 는 다 .

2.1 본 계 약 조 건 에 따 라 “NS Shopping ” 은 양 당 사 자 간 에 합 의 된 제 품 의 대 한 민 국 ( 이 하 독

점 판 매 지 역 “ 이 라 한 다 . ) 내 수 입 및 판 매 독 점 권 을 가 진 다 .

2.2 ” NS Shopping” 과 “ Medika Natura ” 는 식 약 처 로 부 터 개 별 인 정 형 원 료 허 가 를 받 기 위 한 최 선 의 노 력 과 지 원 을 해 야 하 며 최 초 로 신 청 하 는 기 능 성 은 체 지 방 감 소 이 다 . 허 가 를 위

해 NS Shopping 은 다 음 사 항 을 준 수 한 다 .

( i ) 공 인 인 증 기 관 에 S K T 7 분 석 을 의 한 다 . 분 석 항 목 에 는 특 성 , 영 양 성 분 , 잔 류 농 약 ,

잔 류 용 매 , 중 금 속 , 미 생 물 , 지 표 성 분 등 이 포 함 되 지 만 이 에 국 한 되 지 않 는 다 .

( ii ) 개 별 인 정 형 신 청 서 제 출 전 전 문 기 관 과 사 전 상 담 을 진 행 한 다 .

( iii ) 대 한 민 국 내 S K F 7 ) 및 제 품 의 도 입 과 런 칭 을 위 해 필 요 한 기 타 규 제 업 무 를 담 당

한 다 .

( iv ) 식 약 처 에 개 별 인 정 형 신 청 서 를 제 출 한 다 ..

2.3 용 이 한 개 별 인 정 형 신 청 을 위 해 “NS Shopping ” 은 “Medika Natura” 에 게 허 가 에 필 수 적 인 혹 은 관 련 된 요 구 사 항 또 는 지 침 서 를 서 면 으 로 제 공 해 야 하 며 ” M e d i k a N a t u r a ” 는 NS S h o p p i n g ” 이 요 청 한 필 수 자 료 및 정 보 제 공 을 위 해 최 선 의 노 력 을 지 원 을 해 야 한 다 .

2.4 “NS Shopping” 은 식 약 처 로 부 터 S K F 7 ® 그 리 고 / 또 는 제 품 에 대 한 허 가 를 획 득 한 후 , 다 음 조 항 에 따 라 제 품 판 매 를 목 적 으 로 획 득 한 개 별 인 정 서 를 활 용 할 수 있 다 . ” Medika Natura ” 혹 은 그 자 회 사 는 ” NS Shopping ” 에 제 품 을 독 점 으 로 수 출 / 공 급 한 다 . ” NS Shopping ” 은 본계 약 에 따 른 제 품 판 매 권 을 획 득 하 며 기 타 지 적 재 산 권 , 허 가 , 승 인 , 라 이 센 스 및 공 급

권 양 도 및 판 매 권 한 을 갖 지 않 음 을 인 지 하 고 동 의 한 다 .

2.5 제 품 판 매 를 위 한 최 소 주 문 수 량 및 지 불 조 건 은 시 장 동 향 및 경 제 상 황 을 고 려 하 여

S K F 7 그 리 고 / 또 는 제 품 에 대 한 허 가 를 획 득 한 후 , 양 당 사 자 간 합 의 하 에 결 정 하 며 해 당 내 용 이 포 함 된 별 도 의 독 점 유 통 계 약 ( 이 하 ” B D A ” 라 한 다 . ) 을 체 결 한 다 . 이 와 관 련 하

여 ” Medika Natura ” 는 ” NS Shopping ” 이 국 내 시 장 에 서 가 격 경 쟁 력 을 확 보 할 수 있 도 록 합 리 적 인 지 원 을 제 공 해 야 한 다 . 제 품 주 문 시 , ” NS Shopping ” 은 Medika Natura의 승 인 과 E D A 에 따 라 제 품 규 격 , 포 장 단 위 , M O Q 를 제 공 해 야 한 다 . E D A 체 결 시 , “ Medika Natura ” 는 양 당 사 자 간 에 합 의 된 경 쟁 력 있 는 가 격 으 로 ” N S S h o p p i n g ” 에 제 품 을 공 급 해 야 한 다 . ” NS Shopping ” 은 E D A 에 따 라 독 점 판 매 지 역 내 제 품 마 케 팅 및 판 매 를 위 한 합 리 적 인 노 력 을 기 울 여 야 한 다 .

2.6 대 한 민 국 에 서 판 매 S K F 7 그 리 고 / 또 는 제 품 의 제 형 은 가 를 획 득 한 후 , 양 당 사 자

간 합 의 하 게 결 정 하 며 해 당 조 건 은 E D A 에 명 시 된 다 . S K F 7 을 이 용 한 제 품 은 정 제 , 캡 술 , 환 , 과 립 , 액 상 , 분 말 , 편 상 , 페 이 스 트 , 시 럽 , 겔 , 젤 리 , 바 , 필 름 중 어 느 하 나 의 형 태 로 제 조 될 수 있 으 며 그 예 는 다 음 과 같 다 .

예 시 1 ) 정 제

복 용 량 : 2 정 ( S K F 7 로 서 3 7 5 m g * 2 회 ) .

제 공 용 량 6 0 정

예 시 2 ) 캡 슐

복 용 량 : 3 정 ( S K F 7 로 서 2 5 0 m g * 3 회 )

제 공 용 량 : 9 0 캡 슐

2.7 양 당 사 자 는 M F D S 로 부 터 허 가 를 획 득 한 후 , 기 능 성 별 S K F 7 ® 또 는 S K F 7 에 서 파 생 된 제 품 들 에 대 한 다 른 판 매 조 건 ( 가 격 , 최 소 주 문 수 량 , 판 매 채 널 및 판 매 처 , 결 제 방 법 등 ) 이 다 를 수 있 다 는 점 과 서 로 다 른 브 랜 드 , 용 량 , 조 성 으 로 제 조 될 수 있 다 는 점 에 동 의 하 며 상 세 한 조 건 은 E D A 에 명 시 하 도 록 한 다 . 만 일 의 상 황 에 대 비 하 여 표 준 화 된 일 관 적 인 가 격 을 적 용 하 지 않 으 며 양 당 사 자 는 제 2 . 2 항 에 따 라 S K F 7 ® 그 리 고 / 또 는 제 품 에 대 한 허 가 를 획 득 한 후 상 호 합 의 에 따 라 B D A 를 체 결 한 다 .

2. TERMS AND CONDITIONS

For the duration of this Agreement, the Parties shall have the following roles, responsibilities, and obligations

2.1 NS Shopping has exclusive rights for the import and sales of the Products as agreed between the Parties within the Republic of South Korea (hereinafter referred to as “Territory”) subject to the terms and condition of this Agreement:

2.2 Both NS Shopping and Medika Natura shall provide all necessary support in obtaining individual approval for SKF7® and/or the Products from the MFDS, whereby the first functionality to be approved is Body Fat Reduction. For the avoidance of doubt, N S Shopping shall attend to the following for the purpose of obtaining the approval from the MFDS:

i.	Request for analysis of SKF7® by an Accredited and Certified Food Testing Laboratory (Official analytic center). Testing will include but not limited to the property, nutrition facts, residual pesticides, residual solvents, heavy metals, microorganism, analysis of marker compound, etc. of and contained in SKF7®;

ii.	Engage in professional consultation before submission of application;

iii.	Handle the other regulatory affairs required for the launch and introduction of SKF7® and the Products in South Korea; and

iv.	Submission of application for approval from the MFDS.

2.3 To facilitate the application for the approval, NS-Shopping shall provide all necessary and relevant requirements and/or guidelines for the submission of application for the said approval to Medika Natura in writing, and Medika Natura shall, with reasonable efforts, provide all necessary documentation and information, as requested to N S Shopping.

2.4 After obtaining individual approval for SKF7® and/or the Products from the MFDS, NS Shopping is allowed to utilize the individual approval obtained for the purpose of the sales of the Products subject to the following Clauses. Medika Natura or its subsidiaries shall be the exclusive exporter/supplier of the Products to N S Shopping. For the avoidance of doubt, NS Shopping acknowledges and agrees that its obligation under this agreement pertains solely to the sale of the Products, and not the sale or transfer of rights, permits, approvals, licensing, and distribution of SKF7® or any intellectual property associated with SKF7®.

2.5 The minimum order quantity price and payment terms in relation to the sale of the Products shall be determined and agreed by the Parties after the individual approval for SKF7® and/or the Products is obtained, taking into consideration the prevalent market trends and economic conditions at that point of time, terms of which will be set out in a separate Exclusive Distribution Agreement (hereinafter referred to as “EDA”) to be entered into by the Parties. In this regard, Medika Natura shall provide reasonable support to NS Shopping to gain market competitiveness of the Products in the Territory. NS Shopping shall provide, among others, proposed product specifications, packaging units, and minimum order quantity for placement of orders for the Products for Medika Natura’s approval and inclusion i n the EDA. Upon conclusion of the terms i n the EDA, Medika Natura shall supply the Products to NS Shopping at competitive prices as agreed between the Parties accordingly. In return, NS Shopping shall ensure that reasonable efforts are made to market and sell the Products in the Territory through all sales channels as per the terms of the EDA.

2.6 The formulation of the Products for each functionality t o b e marketed and sold i n the Republic of South Korea shall be determined and agreed by the Parties after the individual approval for SKF7® and/or Products is obtained, terms of which will be set out in a separate EDA to be entered into by the Parties. The Products formulated with SKF7® can be manufactured i n any of the following forms, namely tablets, capsules, pills, granules, liquid, powder, flakes, paste, syrup, gel, jelly, bar and film, examples of which are illustrated as follows:-

Example 1. Tablet

Serving size: 1 tablet (375mg of SKF7® per serving size, 2 times per day)

Serving per container/box: 60 tablets

Example 2 . Capsule

Serving size: 1 capsule (250mg of SKF7® per serving size, 3 times per day)

Serving per container/box: 90 capsules

2.7 The Parties agreed that different terms of sale (including the pricing, minimum order quantity, sales channels and outlets, payment method etc.) will apply for each of the functionality of SKF7® and / or the different Products derived from SKF7®, which may b e manufactured with different product branding and/or b e manufactured at different doses and / or formulations as agreed between the Parties after the approval from the MFDS is obtained and set out in the EDA to be entered into by the Parties. For the avoidance of doubt, no standardized or one single pricing is applicable for all the Products. The EDA to be entered by the Parties is subject to the Parties obtaining the approval for SKF7® and/or Products as per Clause 2.2 hereinabove, and subject to mutually agreed terms and condition by the Parties prior to the signing of the EDA.

3. 비 밀 유 지

” NS Shopping ” 과 ” Medika Natura ” 는 기 밀 을 유 지 해 야 하 며 당 사 자 가 획 득 , 수 신 , 제 공또 는 발 견 한 모 든 기 술 또 는 인 적 정 보 등 을 제 3 자 에 게 공 개 하 거 나 누 설 할 수 없 으 며 본 계 약 의 제 2 . 2 항 에 따 라 M P D S 로 부 터 허 가 를 획 득 하 기 위 해 서 만 사 용 할 수 있 다 . 또 한 , 본 계 약 의 제 1 항 에 규 정 된 양 당 사 자 의 공 동 이 익 을 제 외 하 고 다 른 목 적 으 로 사 용 될 수 없 다 .

3. CONFIDENTIALITY

Both NS Shopping and Medika Natura shall at all times keep confidential and not reveal or disclose to any third party, persons or individual all of the technical or labor information etc. acquired, received, provided or discovered by either Party, save for the need to obtain the approval from MFDS in accordance with clause 2.2 of this Agreement. In addition, this Agreement shall not be used for any other purpose except for the common interest of the Parties as stipulated in Clause 1 of this Agreement.

4. 지 적 재 산 권

4.1 NS Shopping ” 은 ” Medika Natura ” 가 소 유 하 고 있 는 혹 은 개 발 할 S K F 7 0 0 및 제 품 과 관 련 된 모 든 지 적 재 산 권 과 영 업 비 밀 이 국 내 허 가 획 득 여 부 와 무 관 하 게 ” Medika Natura ” 의 소 유 임 을 인 지 하 고 동 의 한 다 . 또 한 ” NS Shopping ” 은 향 후 진 행 될 특 허 출 원 , 상 표 등 록 에 대 한 독 점 권 리 를 ” Medika Natura 가 갖 게 된 다 는 점 에 동 의 한 다 .

4.2 . 본 계 약 에 따 라 ’ NS Shopping ” 은 대 한 민 국 내 에 서 S K F 7 0 및 제 품 판 매 를 위 해 서 만 ” Medika Natura ” 의 지 적 재 산 을 사 용 할 수 있 으 며 M F D S 로 부 터 허 가 를 획 득 한 후 , 양 당 사 자 의 합 의 에 따 라 결 정 되 어 E D A 에 기 재 된 로 열 티 그 리 고 / 또 는 라 이 선 스 비 용 을 지 불 해 야 한 다 . T S S h o p p i n g “ 이 다 른 목 적 으 로 지 적 재 산 을 사 용 한 경 우 그 로 인 해 발 생 하 는 모 든 책 임 은 전 적 으 로 ” N S S h o p p i n g ” 에 있 다 .

4.3 대 한 민 국 내 모 든 판 매 채 널 을 통 해 “NS Shopping” 이 판 매 하 고 홍 보 하 는 모 든 제 품 ( 포 장 재 포 함 ) 에 는 S K F ® 상 표 와 ” Medika Natura” 소 유 에 대 한 문 구 를 명 확 하 고 충 분 히 표 시 하 여 상 표 법 및 실 시 예 에 따 른 상 표 소 유 권 을 명 시 해 야 한 다 .

4.4 N S S h o p p i n g ” 은 제 3 자 가 제 기 한 모 든 클 레 임 을 “Medika Natura ” 에 통 보 해 야 하 며 “Medika Natura ” 는 모 든 협 상 을 수 행 하 고 그 로 부 터 발 생 할 수 있 는 모 든 청 구 , 요 구 사 항 또 는 소 송 을 해 결 하 여 야 한 다 . 단 , ” Medika Natura ” 가 제 공 한 문 서 또 는 노 하 우 를 ” NS Shopping” 이 본 계 약 에 따 른 목 적 외 에 사 용 한 경 우 해 당 되 지 않 는 다 .

4. INTELLECTUAL PROPERTY RIGHTS

4.1 NS Shopping acknowledges and agrees that all intellectual property rights and trade secrets, whether registered or not, relating t o or associated with SKF7® and the Products, which are owned or will be developed by Medika Natura, will be or shall remain as Medika Natura’s exclusive property and NS Shopping hereby agrees that Medika Natura will have exclusive right to register and apply for any patents and trademarks thereof.

4.2 N S Shopping is permitted to use Medika Natura’s intellectual property solely for the sale of the Products i n the Territory and for the purpose of this Agreement, subject to the payment of royalty and/or licensing fee(s) to b e determined and agreed by the Parties upon obtaining the approval from MFDS and as stipulated in the EDA. Should such use for other purposes have been made by NS Shopping, then all responsibility and liability resulting from there shall lie entirely with NS Shopping.

4.3 All Products (including the packaging) marketed and sold by NS Shopping through all trade channels in the Territory shall bear the SKF7® trademark and other proprietary words or marks owned by Medika Natura with notices clearly and sufficiently indicating the trademark status and ownership of the mark in accordance with applicable trademark law and practice.

4.4 NS Shopping shall notify Medika Natura of any claims made against Medika Natura by any third party. Medika Natura shall conduct all negotiations and settle any claim or demand or any litigation that may arise therefrom, provided that no formulation and / or documentation and / or know-how furnished by Medika Natura shall have been used by NS Shopping for any purpose or in any manner other than that for which they had been provided by Medika Natura pursuant to this Agreement.

5 . 협 약 기 간

본 계 약 은 양 당 사 자 의 정 식 권 한 을 부 여 받 은 대 표 자 가 본 계 약 을 체 결 한 시 점 부 터 3 년 ( 이 하

“계 약 기 간 이 라 한 다 ) 간 유 효 하 며 , 제 6 조 에 해 당 하 지 않 는 경 우 1 년 씩 자 동 갱 신 된 다 .

5. TERM

This Agreement shall commence upon the execution of this Agreement by the duly authorized representatives of both Parties and shall continue for a period of three (3) years (hereinafter referred to as “Term”). This Agreement shall be automatically renewed for one (1) year, unless terminated in accordance with Article 6.

6. 해 지

6.1 양 당 사 자 의 동 의 가 있 을 경 우 , 언 제 든 지 본 계 약 을 종 료 할 수 있 다 .

6.2 또 한 , 다 음 중 하 나 의 사 건 이 발 생 할 경 우 각 당 사 자 는 제 6 . 1 항 에 따 라 상 대 방 당 사 자 에 게 서면 통 지 함 으 로 써 즉 시 본 계 약 을 종 료 할 수 있 다 .

( i ) 상 대 당 사 자 가 본 계 약 의 조 항 을 위 반 하 고 해 당 위 반 사 항 을 다 른 당 사 자 에 게 통 지 하는 서 면 통 지 를 받 은 날 로 부 터 영 업 일 기 준 1 4 일 이 내 에 시 정 되 지 않 는 경 우

( ii) 상 대 당 사 자 가 본 계 약 조 항 중 중 대 한 위 반 을 저 지 르 며 시 정 이 불 가 능 한 경 우

( iii ) 상 대 당 사 자 가 파 산 행 위 를 저 지 르 거 나 채 무 자 와 의 어 떠 한 양 도 또 는 합 의 를 체 결 하 거 나 채 무 를 지 급 할 수 없 는 경 우

( iv ) 상 대 당 사 자 의 해 산 , 청 산 또 는 사 법 관 리 소 송 개 시 , 명 령 시 행 , 결 의 안 통 과 , 부 분 또 는 전 체 자 산 또 는 사 업 중 일 부 에 대 한 경 리 인 , 수 행 인 , 사 법 관 리 자 , 행 정 관 리 자 ,수 탁 자 또 는 유 사 한 책 임 자 의 지 명 에 대 한 소 송 이 개 시 , 상 대 방 의 일 부 또 는 전 체 자 산 에 대 해 압 류 가 이 루 어 지 는 경 우

( v ) M F D S 로 부 터 허 가 를 획 득 한 이 후 , 양 당 사 자 간 E D A 조 건 에 대 해 합 의 에 이 르 지 못 Ω 는 경 우

6.3 본 계 약 의 조 기 종 료 는 종 료 의 원 인 이 되 는 상 황 에 대 한 조 치 를 취 할 권 리 를 포 함 하 지 만 종 료 시 점 에 서 존 재 하 는 각 당 사 자 에 부 여 된 권 리 또 는 부 채 에 영 향 을 주 지 않 는 다 .

6. TERMINATION

6.1 Either Party may terminate this Agreement at any time upon mutual agreement between the Parties by way of a written notice.

6.2 Further, either Party may terminate this Agreement with immediate effect by giving written notice to the other Party in the event of any of the following:

i.	The other Party is in breach of any term of this Agreement and such breach is not remedied within fourteen (14) working days of receipt of a written notice notifying the other Party of such breach;

ii.	The other Party commits a material breach of the term of this Agreement which is incapable of remedy;

iii.	The other Party commits an act of bankruptcy or makes any assignment or composition with its creditors or is unable, or admits its inability, to pay its debts;

iv.	Any proceeding i s commenced or an order i s made or a resolution is passed for the dissolution, winding- up, or judicial management of the other Party, or for the appointment of a liquidator, receiver, judicial manager, administrator, trustee or similar officer of the other Party on any part or all of its assets or business or if distress or attachment is levied over any part or all of its assets; or

v.	Parties are unable to agree to the terms of the EDA after the approval from the MFDS is obtained.

6.3 Early termination of this Agreement will not prejudice or affect the accrued right or liabilities of each Party to the other that are existing at termination including, but not limited to, the right to take action in respect of the circumstances giving rise to termination.

7. 양 도

어 느 당 사 자 도 상 대 당 사 자 의 서 면 동 의 없 이 본 계 약 에 따 른 권 리 나 의 무 를 양 도 할 수 없 으 며

해 당 동 의 는 부 당 하 게 보 류 되 어 서 는 안 된 다 .

7. ASSIGNMENT

Neither Party can assign its rights or obligations under this Agreement without the other Party’s written consent, which consent shall not be unreasonably withheld.

8. 분 리 조 항

본 계 약 의 특 정 조 항 이 관 할 법 원 이 나 행 정 기 관 에 의 해 무 효 , 불 법 또 는 집 행 불 가 능 으 로 선 언 되 는 경 우 , 그 러 한 선 언 또 는 판 결 은 이 계 약 의 다 른 규 정 을 무 효 로 하 거 나 취 소 시 키 지 않 으 며 , 해 당 규 정 은 계 속 해 서 당 사 자 들 에 게 구 속 력 을 유 지 한 다 .

8. SEVERABILITY

If any provision of this Agreement shall be declared invalid, illegal, or unenforceable by any court of competent jurisdiction or administrative body, such declaration or finding shall not void or cancel the other provisions of this Agreement which shall remain binding upon the Parties.

9. 준 거 법

9 . 1 본 계 약 의 해 석 , 유 효 성 , 타 당 성 또 는 해 지 에 관 한 모 든 분 쟁 이 나 소 송 은 법 률 원 칙 의 충 돌 에 관 계 없 이 대 한 민 국 법 률 의 적 용 을 받 고 이 에 따 라 해 석 된 다 . 양 당 사 자 는 본 계 약 으 로 인 해 또 는 본 계 약 과 관 련 하 여 발 생 하 는 모 든 분 쟁 이 나 청 구 가 먼 저 당 사 자 간 의 서 신 및 상 호 협 의 를 통 해 해 결 되 어 야 하 며 , 그 럼 에 도 불 구 하 고 본 계 약 과 관 련 된 분 쟁 발 생 시 , 관 할 법 원 은 양 당 사 자 합 의 하 에 대 한 민 국 법 원 으 로 한 다

9.2 본 계 약 은 영 문 과 국 문 으 로 작 성 되 며 해 석 이 상 충 되 는 경 우 영 문 해 석 을 우 선 적 용 한 다 ..

9 . GOVERNING LAW AND GOVERNING LANGUAGE

9.1 Any dispute or litigation regarding the interpretation, effectiveness, validity, or termination of this Agreement shall be governed by and construed in accordance with the laws of the Republic of South Korea, without regard to any conflict of laws principle thereof. Both Parties agree that any dispute or claim arising out of or in connection with this Agreement must first be resolved through correspondence and mutual consultation of the Parties, failing which shall be finally resolved by the Korean Courts.

9.2 This Agreement shall be executed in the English and Korean languages. In the event of any conflict between the Korean language version of this Agreement and the English translation hereof, the English language version shall prevail.

10. 기 타

10.1 본 계 약 은 NS Shopping” 과 " Medika Natura " 간 의 합 의 를 나 타 내 며 , 양 당 사 자 의 유 효 한 서 명 은 본 계 약 에 법 적 구 속 력 을 부 여 한 다 . 본 계 약 의 모 든 조 항 은 체 결 일 로 부 터 효 력 을 발 생 하 며 , 양 당 사 자 는 명 시 된 조 건 을 성 실 히 이 행 할 것 을 서 약 한 다 .

10.2 본 계 약 은 양 당 사 자 의 완 전 한 합 의 하 에 구 성 되 었 으 며 논 의 된 모 든 진 술 , 협 상 , 합 의 , 이 해 및 기 타 모 든 내 용 을 포 함 한 다 .

10.3 본 계 약 에 대 한 모 든 수 정 사 항 은 암 당 사 자 , 간 의 서 면 함 의 하 에 이 루 어 질 수 있 으 며 , 본 게

약 의 부 록 을 통 해 또 는 본 계 약 의 제 2 . 5 항 , 제 2 . 6 항 , 제 2 . 7 항 에 따 라 구 체 적 으 로 명 시 함 으 로 써 유 효 할 수 있 다 .

10. MISCELLANEOUS

10.1 This Agreement represents the mutual understanding between NS Shopping and Medika Natura, and the valid signatures of both companies confer legal enforceability upon this Agreement. All provisions of this Agreement shall take effect from the date of execution of this Agreement, and both companies pledge to faithfully fulfill the conditions specified herein.

10.2 This Agreement constitutes the entire and complete agreement between the Parties and supersedes all prior representations, negotiations, arrangements, understandings or agreements and all other communications between the Parties.

10.3 Any changes or modifications to this Agreement may be made only by the mutual consent of both Parties in writing and through an addendum to this Agreement, or with specific reference to Clause 2.5, Clause 2.6, or Clause 2.7 of this Agreement.

날짜(Dated) 02/ February / 2024

“NS Shopping”		“Medika Natura”
주식회사 엔에스쇼핑		MEDIKA NATURA SDN BHD
경기도 성남시 분당구 판교로 228번길15		[***]
(삼평동, 엔에스쇼핑동)

대표이사 조 항 목	(인)	대표이사 [***]	(인)

“NS Shopping”	“Mediak Natura”

NS Shopping Co., Ltd.	MEDIKA NATURA SDN BHD
[***]	[***]

CEO	/s/ [***]	CEO	/s/ Abdul Razak Mohd Isa
[***]	(seal or signature)	Abdul Razak Mohd Isa	(seal or signature)

Witness	/s/ [***]	Witness	/s/ Mustadza Muhamad
[***]	(signature)	Mustadza Muhamad	(signature)